UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026

TANGO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39485	85-1195036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Ave., Suite 901 Boston, MA	02215
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 857-320-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On October 23, 2026, Tango Therapeutics, Inc. (the “Company”) issued a press release announcing updated results from the Company’s ongoing Phase 1/2 clinical trial evaluating vopimetostat in combination with RAS(ON) inhibitors from Revolution Medicines, Inc.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the presentation relating to the updated results from the Phase 1/2 trial is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 of this Current Report on Form 8-K, are furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in any such filing.

Item 8.01.	Other Events.

Promising Results from Phase 1/2 Clinical Trial of Vopimetostat in Combination with RAS(ON) Inhibitors

On October 23, 2026, the Company disclosed promising results from its ongoing Phase 1/2 trial evaluating vopimetostat in combination with RAS(ON) inhibitors from Revolution Medicines, Inc. in patients with MTAP-deleted and RAS-mutant metastatic pancreatic ductal adenocarcinoma (“PDAC”) and non-small cell lung cancer (“NSCLC”).

As of the data cutoff date of August 20, 2026, updated data from the ongoing Phase 1/2 study demonstrated an 82% objective response rate (“ORR”), median progression-free survival (“PFS”) not yet reached, and a 9-month PFS rate of 88% in 22 patients with second line or third line MTAP-deleted/RAS-mutant PDAC who were efficacy-evaluable. The combination was generally well-tolerated in the 30 PDAC and NSCLC patients who received dose level 1.

Vopimetostat plus Daraxonrasib

As of the data cutoff date of August 20, 2026, 34 patients with previously treated MTAP-deleted and RAS-mutant PDAC (n=29) or NSCLC (n=5) were treated with vopimetostat plus daraxonrasib. The majority of PDAC patients (13 of 22 patients) who were efficacy-evaluable received the combination as third-line treatment. Efficacy-evaluable patients are those patients who received their first dose of treatment at least 14 weeks prior to the data cutoff date.

In the vopimetostat plus daraxonrasib dose escalation arm, efficacy-evaluable patients received either vopimetostat 200 mg (n=19; dose level 1) or 250 mg (n=3; dose level 2) once daily (“QD”) plus daraxonrasib 100 mg QD. As of the data cutoff date of August 20, 2026, 22 patients were efficacy-evaluable, with median follow up of 7.1 months (range: 3.3-12.5 months).

In efficacy-evaluable PDAC patients with MTAP-deleted, RAS-mutant PDAC, the Company observed an ORR of 82% (18 of 22 patients, with 11 of 18 confirmed partial responses (“cPRs”) and 7 unconfirmed partial responses with all unconfirmed responses confirmed after the data cutoff date). Median PFS has not yet been reached. The Company also observed an 88% 9-month PFS rate and a 100% disease control rate (“DCR”).

Dose level 1 (n=25 safety-evaluable patients) of the vopimetostat plus daraxonrasib combination in PDAC patients was generally well-tolerated as of the data cutoff date. There were no dose-limiting toxicities (“DLTs”) and no withdrawals due to treatment-related adverse events (“TRAEs”). There were no Grade 4 or 5 TRAEs and the rate of Grade 3 TRAEs was 40% (10 of 25 patients). The most common TRAEs were Grade 1 or 2 stomatitis (48%), rash (44%), and diarrhea (28%). Dose level 2 (n=4 safety-evaluable patients) of the vopimetostat plus daraxonrasib combination in PDAC patients was not well-tolerated and there were 3 DLTs in 2 patients at this dose level.

Safety evaluable patients are those who received at least one dose of the applicable combination prior to the data cutoff date.

In NSCLC patients, the Company observed an ORR of 80% (4 of 5 patients, all of whom had cPRs) at dose level 1 and a 100% DCR.

The vopimetostat plus daraxonrasib combination in NSCLC patients (n=5 safety-evaluable patients) had no Grade 4 or 5 TRAEs and the rate of Grade 3 TRAEs was 20% (1 of 5 patients). The most common TRAEs in NSCLC safety-evaluable patients were Grade 1 or 2 rash (100%), diarrhea (80%), stomatitis (40%), nausea (40%), and fatigue (40%).

Vopimetostat plus Zoldonrasib

In the vopimetostat plus zoldonrasib dose escalation arm, PDAC patients with MTAP deletion and KRAS G12D mutation received vopimetostat 200 mg or 250 mg QD plus zoldonrasib 600 mg or 1200 mg QD across four dose levels (dose level 1: 200 mg/600 mg QD; dose level 2: 250 mg/600 mg QD; dose level 3: 250 mg/1200 mg QD; and dose level 4: 200 mg/1200 mg QD). As of the data cutoff date of August 20, 2026, 35 patients were efficacy-evaluable, meaning that they received their first dose of treatment at least 14 weeks prior to the data cutoff date. 39 patients were safety-evaluable, meaning they received at least one dose of this combination prior to the data cutoff date.

The Company observed an ORR of 54% (19 of 35 patients, with 18 cPRs and one confirmed complete response as of the data cutoff date) across all dose levels in the zoldonrasib plus vopimetostat arm. The Company also observed a 61% 9-month PFS rate and a 97% DCR in these patients.

The vopimetostat plus zoldonrasib combination was generally well-tolerated across dose levels. There were no DLTs and no withdrawals due to TRAEs. The rate of dose reduction was 15% (6 of 39 patients). There were no Grade 5 TRAEs and there was one Grade 4 TRAE (3%). The rate of Grade 3 TRAEs was 28% (11/39 patients). The most common TRAEs were Grade 1 or 2 nausea (39%), vomiting (39%), dysgeusia (28%), and fatigue (26%).

Regulatory Update

Following recent interactions with the U.S. Food and Drug Administration (“FDA”), the Company plans to initiate a global, randomized registrational trial evaluating the combination of vopimetostat with daraxonrasib in front-line patients with MTAP-deleted PDAC. The planned study will randomize patients 1:1 to receive either vopimetostat (200 mg once daily) plus daraxonrasib (100 mg once daily) or standard-of-care chemotherapy. The dual primary endpoints of the planned study are ORR and PFS, with overall survival as a key secondary endpoint. The Company anticipates initiating this study in the first half of 2027. The Company is pursuing multiple pathways to obtain clinical supply of daraxonrasib for the planned study. In addition, the Company intends to discuss the possibility of seeking approval of this combination in patients with second line PDAC with regulatory authorities.

Clinical Update

The Company now expects to report data from its Phase 1/2 clinical trial of vopimetostat monotherapy in a cohort of patients with NSCLC in January 2027 and data from its Phase 1/2 clinical trial evaluating TNG456 as a monotherapy in NSCLC, glioblastoma, and other cancers in January 2027.

Strategic Reprioritization

On October 22, 2026, the Board of Directors of the Company approved a strategic reprioritization of the Company’s research and development activities to focus its efforts on the advancement of PRMT5-targeted therapies and the Company’s clinical product candidates, vopimetostat and TNG456, and to deprioritize novel target discovery (the “Plan”). In connection with the Plan, the Company intends to stop certain preclinical and research activities to focus on translational work and its PRMT5 programs, including a planned Phase 1/2 vopimetostat + RAS combination study in second line MTAP-wild type PDAC, which the Company plans to initiate in the first half of 2027. As part of the Plan, the Company intends to reduce its overall workforce by approximately 14%, with the majority of the headcount reductions from the Company’s research group.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief, or current expectation of the Company and members of the Company’s senior management team. Forward-looking statements are not purely historical and may be accompanied by words such as “may”, “should”, “expect”, “intend”, “will”, “goal”, “estimate”, “anticipate”, “believe”, “predict”, “designed,” “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. For example, implicit or explicit statements concerning the following include or constitute forward-looking statements: (i) the potential of the Company’s PRMT5 molecules, as both standalone treatments and in combination with RAS(ON)-inhibitors, including the Company’s belief that vopimetostat (TNG462) has the potential to assist in treating patients with MTAP-deleted cancers; (ii) the preclinical research of the Company’s PRMT5 inhibitors, as a monotherapy and in combination, and the expectation that they may pave the way for future development opportunities, including expectations that vopimetostat (and its combination with RAS(ON) inhibitors), may be an important new therapy for MTAP-deleted cancers; (iii) expectations regarding the anticipated benefits of the Company’s molecules, development candidates, and product candidates; (iv) expectations for vopimetostat and the belief that vopimetostat has the potential to be a first- and best-in-class PRMT5 inhibitor for the treatment of MTAP-deleted cancers; (v) the Company’s development strategy in PRMT5-targeted therapies, including the ability of the Company’s vopimetostat clinical trials to inform a potential registrational trial in pancreatic cancer and the exploration of a vopimetostat RAS combination in MTAP wild-type tumors; (vi) the Company’s beliefs regarding the timing of upcoming clinical milestones and data disclosures, including, but not limited to: (a) the expected timing of clinical trial initiation, enrollment, dose escalation or dose expansion (including for combination studies) and (b) the expected timing of disclosing initial, interim, updated, additional, and final clinical trial results (including for combination studies); (vii) the Company’s plans, study design, doses, endpoints, and timing for combination trials, including the planned Phase 3 clinical trial evaluating vopimetostat with daraxonrasib in front-line patients with MTAP-deleted PDAC anticipated to be initiated in the first half of 2027; (viii) the Company’s expectations around regulatory communications and decisions related to its product candidates and clinical trials (including combination studies), including interactions with the FDA and other regulatory authorities; and (ix) the Company’s expectations regarding its ability to secure sufficient clinical supply of daraxonrasib for its planned Phase 3 clinical trial evaluating vopimetostat with daraxonrasib. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the benefits of product candidates, as single agents and/or in combination seen in preclinical tests and analyses and current and future clinical trials may not be evident or may differ materially when tested in later preclinical studies or in clinical trials or when used in broader patient populations (if approved for commercial sale); the Company’s effectiveness in managing current and future clinical trials, including maintaining anticipated timelines and reporting clinical trial results in the anticipated timeframe (or at all); the Company’s reliance on third parties for conducting clinical trials and supplying and producing drug substance and drug product; expectations regarding the benefits and success of current or future collaborations and combination clinical trials; the Company’s ability to enter into additional collaboration and supply agreements and to acquire, license, or otherwise obtain rights to additional products, product candidates, or molecules; the Company’s pipeline products may not be safe and/or effective in humans; the Company’s ability to raise capital in the future and the potential delay, scale back or discontinuation of some of its development programs or future commercialization efforts if such funding is not available on acceptable terms (or at all); the Company’s product candidates may cause adverse or other undesirable side effects (or may not show requisite efficacy) that could, among other things, delay or prevent regulatory approval; government regulation, including inadequate funding for or disruptions at the FDA or other government agencies, may adversely affect the Company’s business. Additional information concerning risks, uncertainties and assumptions can be found in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the risk factors referenced in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as other filings the Company makes with the SEC from time to time. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and certain materials furnished or filed herewith, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company specifically disclaims any duty to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Tango Therapeutics, Inc., dated October 23, 2026

99.2	Presentation of Tango Therapeutics, Inc., dated October 23, 2026

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGO THERAPEUTICS, INC.

Dated: October 23, 2026	By:	/s/ Matthew Gall
	Name:	Matthew Gall
	Title:	Chief Financial Officer